Exhibit 99.1

                            CAPITAL CORP OF THE WEST

                               SEVERANCE AGREEMENT

This Severance Agreement is entered into as of the ____day of _________, 2004 by and between Capital Corp of the West (CCOW) and ___________________.

I. Term Of Agreement

The initial term of this Agreement shall be for a period of two years, commencing __________, 2004. On the first anniversary this Agreement, and on each anniversary thereafter, the Agreement shall be extended automatically for one additional year unless CCOW's Board of Directors gives notice to the Executive in writing at least ninety (90) days before the anniversary that the term of this Agreement will not be extended. If the Board of Directors determines not to extend the term, it shall promptly notify the Executive. Unless terminated earlier, this Agreement shall terminate when the Executive reaches age sixty-five (65) or such age as shall be mutually agreed upon by the Executive and Board. If the Board of Directors decides not to extend the term of this Agreement, this Agreement shall nevertheless remain in force until its term expires.

II. Change In Control Combined With Employment Termination

Termination of Executive Within One Year After a Change in Control.

If a Change in Control occurs during the term of this Agreement and if either of the following also occurs, the Executive shall be entitled to severance benefits.

      1) Involuntary Termination Without Cause: the Executive's employment with CCOW and Subsidiaries is involuntarily terminated within one year after a Change in Control, except for termination under Section 6 (page 5) of this Agreement. For purposes of this Agreement, "Subsidiary" means any entity in which CCOW directly or indirectly beneficially owns 50% or more of the outstanding voting securities, or

      2) Voluntary Termination for Good Reason: the Executive terminates his/her employment with CCOW and Subsidiaries for Good Reason (as defined in Section 5 - page 4) within one year after a Change in Control.

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      If the Executive is removed from office or if his/her employment terminates after discussions with a third party regarding a Change in Control commence, and if those discussions ultimately conclude with a Change in Control, then for purposes of this Agreement the removal of the Executive or termination of his/her employment shall be deemed to have occurred after the Change in Control.

Definition of Change in Control. For purposes of this Agreement, "Change in Control" means any of the following events occur -

      1) Merger: CCOW merges into or consolidates with another corporation, or merges another corporation into CCOW, and as a result less than a majority of the combined voting power of the resulting corporation immediately after the merger or consolidation is held by persons who were stockholders of CCOW immediately before the merger or consolidation. For purposes of this Agreement, the term "person" means an individual, corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization, or other entity,

      2) Acquisition of Significant Share Ownership: a report on Schedule 13D, Schedule TO, or another form or schedule (other than Schedule 13G), is filed or is required to be filed under Sections 13(d) or 14(d) of the Securities Exchange Act of 1934, if the schedule discloses that the filing person or persons acting in concert has or have become the beneficial owner of 25% or more of the combined voting power of CCOW's voting securities (but this clause shall not apply to beneficial ownership of voting shares held by a subsidiary in a fiduciary capacity or beneficial ownership of voting shares held by an employee benefit plan of CCOW),

      3) Change in Board Composition: during any period of two consecutive years, individuals who constitute CCOW's board of directors at the beginning of the two-year period cease for any reason to constitute at least a majority thereof; provided, however, that for purposes of this clause each director who is first elected by the board (or first nominated by the board for election by stockholders) by a vote of at least two-thirds of the directors who were directors at the beginning of the period shall be deemed to have been a director at the beginning of the two-year period, or


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      4) Sale of Assets: CCOW sells to a third party substantially all of CCOW's assets. For purposes of this Agreement, sale of substantially all of CCOW's assets includes sale of the shares or assets of the Bank alone.

III. Severance Benefits

Severance. The benefits to which the Executive is entitled under Sections 1 and 2 (page 1) are -

      1) Lump Sum Payment: CCOW shall make a lump sum payment to the Executive in an amount in cash equal to the Executive's annual compensation. For purposes of this Agreement, annual compensation means (a) the Executive's annual base salary on the date of the Change in Control or the Executive's termination of employment (at whichever date the Executive's current annual base salary is greater), plus (b) the average of the bonuses and incentive compensation earned for the three calendar years immediately preceding the year in which the Change in Control occurs, regardless of when the bonus or incentive compensation is paid. CCOW recognizes that the bonus and incentive compensation earned by the Executive for a particular year's service might be paid in the year after the calendar year in which the bonus or incentive compensation is earned. The amount payable to the Executive hereunder shall not be reduced to account for the time value of money or discounted to present value. The payment required under this
      Section is payable no later than 15 business days after the date the Executive's employment terminates. If the Executive terminates employment for Good Reason, the date of termination shall be the date specified by the Executive in his/her notice of termination.

      2) Benefit Plans: CCOW shall cause the Executive to become fully vested in any qualified and non-qualified plans, programs or arrangements in which the Executive participated if the plan, program, or arrangement does not address the effect of a change in control. CCOW also shall contribute or cause a subsidiary to contribute to the Executive's CCOW Bank 401(k) Profit Sharing Plan account the matching and voluntary contributions, if any, that would have been made had the Executive's employment not terminated before the end of the plan year.

      3) Insurance Coverage: CCOW shall cause to be continued life, health and disability insurance coverage substantially identical to the coverage maintained for the Executive before his termination. The insurance coverage


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

      may cease when the Executive becomes employed by another employer or 12 months after the Executive's termination, whichever occurs first. At the end of the 12-month period, the Executive shall have the option to continue health insurance coverage at his own expense for a period not less than the number of months by which the Consolidated Omnibus Budget Reconciliation Act (COBRA) continuation period exceeds 12 months.

      4) No Mitigation Required: CCOW hereby acknowledges that it will be difficult and could be impossible (1) for the Executive to find reasonably comparable employment after his employment terminates, and (2) to measure the amount of damages the Executive suffers as a result of termination. Additionally, CCOW acknowledges that its general severance pay plans do not provide for mitigation, offset or reduction of any severance payment received there under. Accordingly, CCOW further acknowledges that the payment of severance benefits by CCOW under this Agreement is reasonable and will be considered liquidated damages, and the Executive shall not be required to mitigate the amount of any payment provided for in this Agreement by seeking other employment nor will any profits, income, earnings or other benefits from any source whatsoever create any mitigation, offset, reduction or any other obligation on the part of the Executive hereunder or otherwise.

      5) Good Reason: For purposes of this Agreement, "Good Reason" means the occurrence of any of the following events or conditions without the Executive's written consent -

            (a) Reduction in Base Salary: Reduction in the Executive's base salary, or

            (b) Reduced or Discontinued Participation in Bonus, Incentive, Compensation, and Other Plans: Reduction of the Executive's bonus, incentive, and other compensation award opportunities under CCOW's or Subsidiary's benefit plans, unless a company-wide reduction of all officers' award opportunities occurs simultaneously, or termination of the Executive's participation in any officer or employee benefit plan maintained by CCOW or Subsidiary, unless the plan is terminated because of changes in law or loss of tax deductibility to CCOW for contributions to the plan, or unless the plan is terminated as a matter of policy applied equally to all participants, or


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

            (c) Reduced Responsibilities or Status: Assignment to the Executive of duties or responsibilities that are materially inconsistent with the Executive's duties and responsibilities immediately before the Change in Control, or any other action by CCOW or its successor that results in a material reduction or material adverse change in the Executive's position, authority, duties or responsibilities, or

            (d) Failure to Obtain Assumption Agreement: Failure to obtain an assumption of CCOW obligations under this Agreement by any successor to CCOW, regardless of whether such entity becomes a successor as a result of a merger, consolidation, sale of assets, or other form of reorganization, or

            (e) Relocation of the Executive: Relocation of the CCOW's principal executive offices, or requiring the Executive to change his principal work location, to any location that is more than 50 miles from the location CCOW's principal executive offices on the date of this Agreement.

      6)    Termination For Which No Severance Benefits Are Payable.

            (a) No Severance for Termination for Cause. Anything in this Agreement to the contrary notwithstanding, under no circumstance shall the Executive be entitled to severance benefits if his employment terminates for Cause. For purposes of this Agreement, "Cause" means the Executive shall have committed any of the following acts -

                  1) Fraud, Embezzlement, Theft or Other Crime: an act of fraud, embezzlement, or theft while employed by CCOW or a Subsidiary, or conviction of the Executive for or plea of nolo contendere to a felony or conviction of or plea of nolo contendere to a misdemeanor involving moral turpitude, or the actual incarceration of the Executive for 45 consecutive days or more, or

                  2) Negligence and Other Actions: gross negligence, insubordination, disloyalty, or dishonesty in the performance of his duties as an officer of CCOW or Subsidiary; willful or reckless failure by the Executive to adhere to CCOW's or Subsidiary's written policies; intentional wrongful damage by the Executive to the business or


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                  property of CCOW, including without limitation its reputation, which in CCOW's sole judgment causes material harm to CCOW; breach by the Executive of hi/her fiduciary duties to CCOW and its stockholders, whether in hi/hers capacity as an officer or as a director of CCOW or Subsidiary,

                  3) Removal: removal of the Executive from office or permanent prohibition of the Executive from participating in the Bank's affairs by an order issued under section 8(e)(4) or (g)(1) of the Federal Deposit Insurance Act, 12 U.S.C. 1818(e)(4) or
                  (g)(1), or

                  4) Disclosure of Trade Secrets: intentional wrongful disclosure of secret processes or confidential information of CCOW or affiliates, which in CCOW's sole judgment causes material harm to CCOW or affiliates, or

                  5) Termination for Cause under an Employment Agreement: any actions that have caused the Executive to be terminated for cause under any employment agreement existing on the date hereof or hereafter entered into between the Executive and CCOW or a Subsidiary, or

                  6) Exclusion from Fidelity Coverage: the occurrence of any event that results in the Executive being excluded from coverage, or having coverage limited for the Executive as compared to other executives of CCOW or affiliates, under a blanket bond or other fidelity or insurance policy covering directors, officers, or employees.

            Definition of "Intentional": For purposes of this Agreement, no act or failure to act on the part of the Executive shall be deemed to have been intentional if it was due primarily to an error in judgment or negligence. An act or failure to act on the Executive's part shall be considered intentional if it is not in good faith and if it is without a reasonable belief that the action or failure to act is in the best interests of CCOW. Any act or failure to act based upon authority granted by resolutions duly adopted by the board of directors or based upon the advice of counsel for CCOW shall be conclusively presumed to be in good faith and in the best interests of CCOW.


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                  7) No Severance under this Agreement for the Executive's Death or Disability. Anything in this Agreement to the contrary notwithstanding, under no circumstance shall the Executive be entitled to severance benefits under this Agreement if -

                        1) Death: the Executive dies while actively employed by CCOW or a Subsidiary, or

                        2) Disability: the Executive becomes totally disabled while actively employed by CCOW or a Subsidiary. For purposes of this agreement, the term "totally disabled" means that because of injury or sickness, the Executive is unable to perform his duties. The benefits, if any, payable to the Executive or his beneficiary(ies) or estate relating to his/her death or disability shall be determined solely by such benefit plans or arrangements as CCOW or Subsidiary may have with the Executive relating to death or disability, not by this Agreement.

It is mutually agreed by the parties that the above referenced Severance Payment shall be received by Employee in lieu of any and all claims and/or damages which may be sustained by Employee due to the acquisition of Employer and the termination of Employee's employment and will be accepted by Employee in full satisfaction of all such claims and damages.

IV. Notices

Any notice to Employee required or permitted under this Agreement shall be given in writing to Employee, either by personal service or by certified mail, postage prepaid, and if mailed, shall be addressed to Employee at Employee's home address then shown on Employer's files. For the purpose of determining compliance with any time limit in this Agreement, a notice shall be deemed to have been duly given (a) on the date of service, if personally served on the party to whom notice is to be given, or (b) the fifth business day after mailing, if mailed to the party to whom notice is to be given in the manner provided in this Section.

V. Nonassignability

Neither this Agreement nor any right or interest hereunder shall be assignable by Employee, his beneficiaries or legal representatives without Employer's prior


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

written consent; provided, however, that nothing in this Section shall preclude Employee from designating a beneficiary to receive any benefit payable hereunder upon his/her death, or the executors, administrators, or other legal representatives of Employee or his estate from assigning any rights hereunder to the person or persons entitled thereto.

VI. No Attachment

Except as required by law, no right to receive payments under this Agreement shall be subject to anticipation, commutation, alienation, sale, assignment, encumbrance, charge, pledge or hypothecation or to execution, attachment, levy or similar process or assignment by operation of law, and any attempt, voluntary or involuntary, to effect any such action shall be null, void and of no effect.

VII. Binding Effect.

This Agreement shall be binding upon, and inure to the benefit of, Employee and Employer and their respective successors.

VIII. Modification and Waiver

      (a) Amendment of Agreement.

This Agreement may not be modified or amended except by an instrument in writing signed by the parties hereto.

      (b) Waiver.

No term or condition of this Agreement shall be deemed to have been waived nor shall there be any estoppel against the enforcement of any provision of this Agreement, except by written instrument of the party charged with such waiver or estoppel. No such written waiver shall be deemed a continuing waiver unless specifically stated therein, and each such waiver shall operate only as to the specific term or condition for the future or as to any act other than that specifically waived. No delay in exercising any rights shall be construed as a waiver, nor shall a waiver on one occasion operate as a waiver of such right on any future occasion.


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IV. Entire Agreement

This Agreement supersedes any and all other agreements, either oral or in writing, between the parties hereto with respect to this Severance Agreement and contains all of the covenants and agreements between the parties with respect to this Severance Agreement. Each party to this Agreement acknowledges that no representations, inducements, promises or agreements, orally or otherwise, have been made by any party, or anyone acting on behalf of any party, which are not embodied herein, and that no other agreement, statement or promise not contained in this Agreement shall be valid and binding.

X. Partial Invalidity

If any provision in this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions shall nevertheless continue in full force without being impaired or invalidated in any way.

XI. Governing Law

This Agreement shall be governed by, and construed in accordance with, the laws of the State of California.

XII. This Agreement Is Not An Employment Contract

The parties hereto acknowledge and agree that (a) this Agreement is not an employment agreement and (b) nothing in this Agreement shall give the Executive any right or impose any obligations to continued employment by CCOW, nor shall it give CCOW any rights or impose any obligations for the continued performance of duties by the Executive for CCOW or any subsidiary or successor of CCOW.

In witness whereof, the parties hereto have duly executed this Agreement on the day and year first above written.


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

EMPLOYER                                      CAPITAL CORP OF THE WEST

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Date                                          Name

EMPLOYEE

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Date                                          Name


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